EXHIBIT 99.3



                          REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of April 15, 2002, by and between CTS CORPORATION, an Indiana corporation (the "Company"), and each of the entities whose names appear on the signature pages hereof. Such entities are each referred to herein as a "Purchaser" and, collectively, as the "Purchasers".

         The Company has agreed, on the terms and subject to the conditions set forth in the Securities Purchase Agreement of even date herewith (the "Securities Purchase Agreement"), to issue and sell to each Purchaser named therein a 6 1/2% Convertible Subordinated Debenture (a "Closing Debenture" and, together with each other Closing Debenture issued thereunder, the "Closing Debentures").

         In connection with such purchase and sale, the Company has granted to each Purchaser an option to purchase an additional debenture (an "Option Debenture" and, together with each other Option Debenture issued under the Securities Purchase Agreement, the "Option Debentures"). The Closing Debentures and the Option Debentures are collectively referred to herein as the "Debentures". The Debentures will be, upon the issuance thereof, convertible into shares (the "Conversion Shares") of the Company's common stock, without par value (the "Common Stock"), pursuant to the terms thereof.

         In order to induce each Purchaser to enter into the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the "Securities Act"), and under applicable state securities laws. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Securities Purchase Agreement.

         In consideration of each Purchaser entering into the Securities Purchase Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1.       DEFINITIONS.
                  -----------

         For purposes of this Agreement, the following terms shall have the meanings specified:

(a) "Holder" means any person owning or having the right to acquire, through conversion of the Debentures or otherwise, Registrable Securities, including initially each Purchaser and thereafter any permitted assignee thereof who agrees in writing to be bound by the terms and conditions of this Agreement;

(b)  "Effective  Date"  means  the date on  which a  Registration  Statement  is
     declared   effective  by  the  Securities  and  Exchange   Commission  (the
     "Commission");

(c) "Filing Deadline" means, in the case of the Initial Registration Statement, the Initial Filing Deadline and, in the case of the Option Registration Statement, the Option Filing Deadline;

(d) "Initial Filing Deadline" means the thirtieth (30th) day following the Initial Closing Date;

(e) "Initial Registration Deadline" means the one hundred and twentieth (120th) day following the Initial Closing Date;

(f) "Initial Registration Statement" means the Registration Statement relating to resales of the Registrable Securities issued or issuable upon the conversion of the Closing Debentures;

(g) "Option Filing Deadline" means the thirtieth (30th) day following the Option Closing Date;

(h) "Option Registration Deadline" means the one hundred and twentieth (120th) day following the Option Closing Date;

(i) "Option Registration Statement" means the Registration Statement relating to resales of the Registrable Securities issued or issuable upon the conversion or exercise of the Option Debentures;

(j) "Register", "registered" and "registration" refer to a registration effected pursuant to this Agreement by preparing and filing a registration statement or statements, including any post-effective amendments, in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act ("Rule 415") or any successor rule providing for the offering of securities on a continuous or delayed basis (a "Registration Statement"), and the declaration or ordering of effectiveness of such Registration Statement by the Commission;

(k)  "Registration  Period" has the meaning set forth in  paragraph  2(c) below;
     and

(l) "Registrable Securities" means the Conversion Shares and any other shares of Common Stock issuable pursuant to the terms of the Debentures, and any shares of capital stock issued or issuable from time to time (with any adjustments) in replacement of, in exchange for or otherwise in respect of the Conversion Shares.

         2.       REGISTRATION.
                  ------------

                  (a)  Initial Registration Statement. On or before the
Initial Filing Deadline, the Company shall prepare and file with the Commission the Initial Registration Statement on Form S-3 as a "shelf" registration statement under Rule 415 covering the resale of a number of shares of Registrable Securities equal to one hundred percent (100%) of the number of shares of Common Stock issuable on the Initial Closing Date pursuant to the Closing Debentures at the conversion price then in effect. The Initial Registration Statement shall state, to the extent permitted by Rule 416 under the Securities Act, that it also covers such indeterminate number of shares of Common Stock as may be required to effect conversion of the Closing Debentures in order to prevent dilution resulting from stock splits, stock dividends or similar events.


                  (b)  Option Registration Statement. On or before the
Option Filing Deadline, the Company shall prepare and file with the Commission the Option Registration Statement on Form S-3 as a "shelf" registration statement under Rule 415 covering the resale of the number of shares of Registrable Securities equal to one hundred percent (100%) of the number of shares of Common Stock issuable on the Option Closing Date pursuant to the Option Debentures at the conversion price then in effect. The Option Registration Statement shall also state, to the extent permitted by Rule 416 under the Securities Act, that it covers such indeterminate number of shares of Common Stock as may be required to effect conversion of the Option Debentures in order to prevent dilution resulting from stock splits, stock dividends or similar events.


                  (c) Effectiveness. The Company shall use its commercially reasonable efforts to cause each Registration Statement to become effective as soon as practicable following the filing thereof, but in no event later than the applicable Registration Deadline. The Company shall respond promptly to any and all comments made by the staff of the Commission with respect to a Registration Statement (but in no event later than ten (10) Business Days following the Company's receipt thereof), and shall submit to the Commission, within two (2) Business Days after the Company learns that no review of a Registration Statement will be made by the staff of the Commission or that the staff of the Commission has no further comments on such Registration Statement, as the case may be, a request for acceleration of the effectiveness of such Registration Statement to a time and date not later than forty-eight
(48) hours after the submission of such request. The Company will maintain the effectiveness of each Registration Statement until the earlier to occur of (i) the date on which all of the Registrable Securities eligible for resale thereunder have been publicly sold pursuant to either such Registration Statement or Rule 144 and (ii) the date on which all of the Registrable Securities remaining to be sold under such Registration Statement (in the reasonable opinion of counsel to the Holder) may be immediately sold to the public pursuant to Rule 144(k) (the period beginning on the Initial Closing Date and ending on the earlier to occur of (i) or (ii) above being referred to herein as the "Registration Period").

                  (d)  Registration Default. If (A) a Registration
Statement is not filed on or before the applicable Filing Deadline or declared effective by the Commission on or before the applicable Registration Deadline or
(B) after a Registration Statement has been declared effective by the Commission, sales of Registrable Securities cannot be made by a Holder under such Registration Statement for any reason not within the exclusive control of such Holder (other than such Registrable Securities as are then freely saleable pursuant to Rule 144(k) and other than during an Allowed Delay (as defined below)), (each of (A) and (B) ) being referred to herein as a "Registration Default"), the Company shall make payments to each Holder equal to (i) for the first thirty (30) day period in which a Registration Default occurs (prorated for any period of less than thirty days), one-half of one percent (0.5%) of the principal amount of the Debentures then held by such Holder and (ii) for each thirty day period in which a Registration Default exists thereafter (prorated for any period of less than thirty days), one percent (1%) of such principal amount. Such payment shall be in addition to any other remedies available to each Holder at law or in equity or pursuant to the terms hereof or the Securities Purchase Agreement, the Debentures, or otherwise.

         3.       PIGGYBACK REGISTRATION.
                  -----------------------

         If at any time prior to the expiration of the Registration Period, (i) the Company proposes to register shares of Common Stock under the Securities Act, other than on Form S-8 or any successor form, in connection with a public offering of such shares for cash (a "Proposed Registration") and (ii) a Registration Statement covering the resale of all of the Registrable Securities is not then effective and available for sales thereof by the Holders, the Company shall, at such time, promptly give each Holder written notice of such Proposed Registration. Each Holder shall have ten (10) Business Days from its receipt of such notice to deliver to the Company a written request specifying the amount of Registrable Securities that such Holder intends to sell and such Holder's intended method of distribution. Upon receipt of such request, the Company shall use its best efforts to cause all Registrable Securities which the Company has been requested to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Holder; provided, however, that the Company shall have the right to postpone or withdraw any Proposed Registration without obligation to the Holder. If, in connection with any underwritten public offering for the account of the Company or for stockholders of the Company that have contractual rights to require the Company to register shares of Common Stock, the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in a Proposed Registration because, in the judgment of such underwriter(s), marketing or other factors dictate such limitation is necessary to facilitate such offering, then the Company shall be obligated to include in such Proposed Registration only such limited portion of the Registrable Securities with respect to which each Holder has requested inclusion hereunder as such underwriter(s) shall permit. Any exclusion of Registrable Securities shall be made pro rata among the Holders seeking to include Registrable Securities in a Proposed Registration, in proportion to the number of Registrable Securities sought to be included by such Holders; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Proposed Registration or are not entitled to pro rata inclusion with the Registrable Securities; and provided, further, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Proposed Registration.

         4.       OBLIGATIONS OF THE COMPANY.
                  --------------------------

         In addition to performing its obligations hereunder, including without limitation those pursuant to paragraphs 2(a), (b) and (c) above, the Company shall, with respect to each Registration Statement:

                  (a) prepare and file with the Commission, other than during an Allowed Delay (as defined below), such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act or to maintain the effectiveness of such Registration Statement during the Registration Period, or as may be reasonably requested by a Holder in order to incorporate information concerning such Holder or such Holder's intended method of distribution;

                  (b) on or before the Initial Closing, secure the listing of all Registrable Securities on the New York Stock Exchange, and provide each Holder with reasonable evidence thereof;


                  (c) furnish to each Holder such number of copies of the prospectus included in such Registration Statement, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of such Holder's Registrable Securities, and the Company consents to the use of such prospectus and any amendment or supplement thereto in accordance with applicable law and the terms hereof by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities in accordance with the plan and manner of distribution which is attached hereto as Annex A and which will be included in the prospectus;

                  (d) use all commercially reasonable efforts to register or qualify the Registrable Securities under the securities or "blue sky" laws of such jurisdictions within the United States as shall be reasonably requested from time to time by a Holder, and do any and all other acts or things which may be necessary or advisable to enable such Holder to consummate the public sale or other disposition of the Registrable Securities in such jurisdictions; provided that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(d), (ii) file any general consent to service of process or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;

                  (e) in the event of a Proposed Registration that takes the form of an underwritten public offering in which Holders of Registrable Securities will participate, enter into (together with all Holders proposing to distribute Registrable Securities through such underwriting) and perform its obligations under an underwriting agreement, in usual and customary form reasonably acceptable to the Company, with the managing underwriter of such offering;

                  (f) notify each Holder immediately after becoming aware of the occurrence of any event as a result of which the prospectus included in such Registration Statement, as then in effect, contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and as promptly as practicable, prepare, file and furnish to each Holder a reasonable number of copies of a supplement or an amendment to such prospectus as may be necessary so that such prospectus does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, provided that, for not more than (x) fifteen (15) consecutive Business Days or a total of not more than forty-five (45) calendar days in any twelve (12) month period, in connection with pending corporate developments, public filings with the Commission or similar events, or (y) thirty (30) consecutive Business Days in any twelve (12) month period in the event of a proposed or pending merger, acquisition, financing or similar transaction, the Company may delay the disclosure of material non-public information concerning such transaction the public disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company, in the best interests of the Company and which may, based on the advice of outside counsel, be delayed under applicable law or regulation (an "Allowed Delay"); provided, further, that the Company shall promptly (i) notify each Holder in writing of the existence of an Allowed Delay (but in no event, without the prior written consent of such Holder and the agreement of such Holder to maintain such information in confidence, shall the Company disclose to such Holder any of the facts or circumstances regarding any material non-public information) and (ii) advise each Holder in writing to cease all sales under such Registration Statement until the termination of the Allowed Delay;

                  (g) use all commercially reasonable efforts to prevent the issuance of any stop order or other order suspending the effectiveness of such Registration Statement and, if such an order is issued, to obtain the withdrawal thereof at the earliest possible time and to notify each Holder of the issuance of such order and the resolution thereof;

                  (h) notify each Holder of the termination of an Allowed Delay or the resolution of an order referred to in Section 4(g)

                  (i) furnish to each Holder, on the date that such Registration Statement becomes effective, (x) a letter, dated such date, of outside counsel representing the Company addressed to such Holder, confirming the effectiveness of such Registration Statement and, to the knowledge of such counsel, the absence of any stop order, and (y) in the case of an underwritten Proposed Registration, (A) a copy of an opinion, dated the closing date of such Proposed Registration, of such outside counsel, in such form and substance as is required to be given to the underwriters, and (B) a letter addressed to such Holder, dated such closing date, from the Company's independent certified public accountants, in such form and substance as is required to be given by the Company's independent certified public accountants to such underwriters;

                  (j) provide to each Holder and its representatives the reasonable opportunity to conduct a reasonable inquiry of the Company's financial and other records during normal business hours and make available its officers, directors and employees for questions regarding information which such Holder may reasonably request in order to fulfill any due diligence obligation on its part;

                  (k) permit one counsel for each unaffiliated Holder to review such Registration Statement and all amendments and supplements thereto, and any comments made by the staff of the Commission concerning the Registration Statement and the Company's responses thereto, within a reasonable period of time prior to the filing thereof with the Commission (or, in the case of comments made by the staff of the Commission, within a reasonable period of time following the receipt thereof by the Company), provided that such counsel shall deliver any comments to the Company on any such amendment, supplement or comments within 24 hours of its receipt thereof; and

                  (l) in the event that, at any time, the number of shares available under such Registration Statement is insufficient to cover one hundred percent 100% of the Registrable Securities eligible for resale thereunder and issuable under the related Debentures (such number to be determined using the conversion price in effect on such dates and without regard to any restriction on the ability of a Holder to convert such Holder's Debentures as of such date) the Company shall promptly amend such Registration Statement or file a new registration statement, in any event as soon as practicable, but not later than the tenth (10th) day following notice from a Holder of the occurrence of such event, so that such Registration Statement or such new registration statement, or both, covers no less than one hundred percent (100%) of the Registrable Securities eligible for resale thereunder and issuable under the related Debentures (such number to be determined using the Conversion Price in effect on such dates and without regard to any restriction on the ability of a Holder to convert such Debentures as of such date). Any Registration Statement filed pursuant to this paragraph 4 shall state that, to the extent permitted by Rule 416 under the Securities Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Debentures. Unless and until such amendment or new Registration Statement becomes effective, each Holder shall have the rights described in Section 2(d) above.

         5.       OBLIGATIONS OF EACH HOLDER.
                  --------------------------

         In connection with the registration of Registrable Securities pursuant to a Registration Statement, each Holder shall:

                  (a) timely furnish to the Company in writing such information regarding itself and the intended method of disposition of such Registrable Securities as the Company shall reasonably request in order to effect the registration thereof;

                  (b) upon receipt of any notice from the Company of the happening of any event of the kind described in paragraphs 4(f) or 4(g), immediately discontinue any sale or other disposition of such Registrable Securities pursuant to such Registration Statement until the filing of an amendment or supplement as described in paragraph 4(f) or withdrawal of the stop order referred to in paragraph 4(g) and notification from the Company to such effect pursuant to paragraph 4(h) hereof;

                  (c) in the event of an underwritten offering of such Registrable Securities in a Proposed Registration in which such Holder participates, enter into a customary and reasonable underwriting agreement and execute such other documents as the managing underwriter for such offering may reasonably request;

                  (d) to the extent required by applicable law, deliver a prospectus to the purchaser of such Registrable Securities and comply with the method of distribution specified therein;

                  (e) notify the Company when it has sold all of the R egistrable Securities held by it; and

                  (f) notify the Company in writing in the event that any information supplied by such Holder in writing for inclusion in such Registration Statement or related prospectus is untrue or omits to state a material fact required to be stated therein or necessary to make such information not misleading in light of the circumstances then existing.

         6.       INDEMNIFICATION.
                  ---------------

         In the event that any Registrable Securities are included in a Registration Statement under this Agreement:

                  (a) To the extent permitted by law, the Company shall indemnify and hold harmless each Holder, the officers, directors, employees, agents and representatives of such Holder, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages, liabilities or reasonable out-of-pocket expenses (whether joint or several) (collectively, including legal or other expenses reasonably incurred in connection with investigating or defending same, "Losses"), insofar as any such Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Subject to the provisions of paragraph 6(c) below, the Company will reimburse such Holder, and each such officer, director, employee, agent, representative or controlling person, for any legal or other expenses as reasonably incurred by any such entity or person in connection with investigating or defending any Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any Loss if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be obligated to indemnify any person for any Loss to the extent that such Loss is based upon and is in conformity with written information furnished by such person expressly for use in such Registration Statement.

                  (b) To the extent permitted by law, each Holder who is named in such Registration Statement as a selling stockholder, acting severally and not jointly, shall indemnify and hold harmless the Company, the officers, directors, employees, agents and representatives of the Company, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any Losses to the extent (and only to the extent) that any such Losses are based upon and in conformity with written information furnished by such Holder expressly for use in such Registration Statement. Subject to the provisions of paragraph 6(c) below, such Holder will reimburse any legal or other expenses as reasonably incurred by the Company and any such officer, director, employee, agent, representative, or controlling person, in connection with investigating or defending any such Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided, further, that, in no event shall any indemnity under this subsection 6(b) exceed the net proceeds resulting from the sale of the Registrable Securities sold by such Holder under such Registration Statement.

                  (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel for all indemnified parties to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate under applicable standards of professional conduct due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6 with respect to such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6 or with respect to any other action unless the indemnifying party is materially prejudiced as a result of not receiving such notice.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 6 is unavailable or insufficient to hold harmless an indemnified party for any reason, the Company and each Holder agree, severally and not jointly, to contribute to the aggregate Losses to which the Company or such Holder may be subject in such proportion as is appropriate to reflect the relative fault of the Company and such Holder in connection with the statements or omissions which resulted in such Losses; provided, however, that in no case shall such Holder be responsible for any amount in excess of the proceeds resulting from the sale of the Registrable Securities sold by it under the Registration Statement. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or by such Holder. The Company and each Holder agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person who controls a Holder within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee, agent or representative of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee, agent or representative of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                  (e) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding; provided that such unconditional release may be subject to a parallel release of a claimant or plaintiff by such indemnified party from all liability in respect of claims or counterclaims asserted by such indemnified party, and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of any indemnified party; provided, further, that, as to each indemnified party withholding such consent, the maximum amount of the losses, damages or liabilities in respect of which such indemnified party may seek indemnification hereunder with respect to such claim is limited to the amount that the indemnifying party would have paid to or on behalf of such indemnified party had such indemnified party consented to such settlement.

                  (f) The obligations of the Company and each Holder under this Section 6 shall survive the conversion of the Debentures in full, the completion of any offering or sale of Registrable Securities pursuant to a Registration Statement under this Agreement, or otherwise.

         7.       REPORTS.
                  -------

                  With a view to making available to each Holder the benefits of Rule 144 under the Securities Act ("Rule 144") and any other similar rule or regulation of the Commission that may at any time permit such Holder to sell Registrable Securities of the Company to the public without registration, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144;

                  (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (c) furnish to such Holder, so long as such Holder owns any Registrable Securities, forthwith upon written request (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) to the extent not publicly available through the Commission's EDGAR database, a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested by such Holder in connection with such Holder's compliance with any rule or regulation of the Commission which permits the selling of any such securities without registration.

         8.       SUBORDINATION.
                  -------------

         Notwithstanding anything to the contrary contained herein, this Agreement and the Company's obligations to make payment of any amounts hereunder shall constitute a portion of the "Obligations" under and as defined in the Securities Purchase Agreement and, as such, shall be subordinated to the prior payment in full and in cash of the "Senior Debt" under and as defined in the Securities Purchase Agreement on the terms provided in Section 6 thereof, all of which are incorporated herein by reference. Each Holder agrees to be bound by the terms of the Securities Purchase Agreement, including Section 6 thereof, as if such Holder were a "Purchaser" thereunder, whether or not such Holder is a signatory thereto.

         9.       MISCELLANEOUS.
                  -------------

                  (a) Expenses of Registration. All reasonable expenses, other than underwriting discounts and commissions and fees and expenses of counsel to each Holder, incurred in connection with the registrations, filings or qualifications described herein, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, the fees and disbursements of counsel for the Company, and the fees and disbursements of accountants for the Company shall be borne by the Company.

                  (b) Amendment; Waiver. Any provision of this Agreement may be amended or waived only pursuant to a written instrument executed by the Company and the holders of at least a majority of the principal amount of the Debentures then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder, and the Company. The failure of any party to exercise any right or remedy under this Agreement or otherwise, or the delay by any party in exercising such right or remedy, shall not operate as a waiver thereof.

                  (c) Notices. Any notice, demand or request required or permitted to be given by the Company or a Holder pursuant to the terms of this Agreement shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

                  If to the Company:

                  CTS Corporation
                  905 West Boulevard North
                  Elkhart, Indiana 46514
                  Attn:    Chief Financial Officer/General Counsel
                  Tel: (219) 293-7511
                  Fax: (219) 293-6146

and if to a Holder, to such address as shall be designated by such Holder in writing to the Company.



                  (d) Assignment. Upon the transfer of a Debenture or Registrable Securities by a Holder, the rights of such Holder hereunder with respect to such Debenture or securities so transferred shall be assigned automatically to the transferee thereof as long as: (i) the Company is, within a reasonable period of time following such transfer, furnished with written notice of the name and address of such transferee, (ii) the transferee agrees in writing with the Company to be bound by all of the provisions hereof, and (iii) such transfer is made in accordance with the applicable requirements of the Securities Purchase Agreement; provided, however, that the registration rights granted in this Agreement shall not be transferred to any person or entity that receives a Debenture or Registrable Securities pursuant to an effective registration statement under the Securities Act or pursuant to a public transaction under Rule 144 or any successor provision thereto.

                  (e) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall be deemed one and the same instrument. This Agreement, once executed by a party, may be delivered to any other party hereto by facsimile transmission.

                  (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws provisions thereof.

                           [Signature Page to Follow]

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

CTS CORPORATION

By:   /s/ VINOD M. KHILNANI
      ----------------------------------------------
     Name:  Vinod M. Khilnani
     Title: Senior Vice President and Chief Financial Officer


Halifax Fund, L.P.


By:  /s/ MAURICE HRYSHKO
    ------------------------------------------------
         Maurice Hryshko

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

CTS CORPORATION

By:   /s/ VINOD M. KHILNANI
      ---------------------------------------------
     Name:  Vinod M. Khilnani
     Title: Senior Vice President and Chief Financial Officer


DeAM Convertible Arbitrage Fund, Ltd.


By:  /s/ MAURICE HRYSHKO
    -----------------------------------------------
         Maurice Hryshko

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

CTS CORPORATION

By:   /s/ VINOD M. KHILNANI
      ----------------------------------------------
     Name:  Vinod M. Khilnani
     Title: Senior Vice President and Chief Financial Officer


Palladin Overseas Fund, Ltd.


By: /s/ MAURICE HRYSHKO
    -------------------------------------------------
         Maurice Hryshko

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

CTS CORPORATION

By:   /s/ VINOD M. KHILNANI
      ---------------------------------------------
     Name:  Vinod M. Khilnani
     Title: Senior Vice President and Chief Financial Officer

Lancer Securities (Cayman) Ltd.


By:  /s/ MAURICE HRYSHKO
    -----------------------------------------------
         Maurice Hryshko

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

CTS CORPORATION

By:   /s/ VINOD M. KHILNANI
      ----------------------------------------------
     Name:  Vinod M. Khilnani
     Title: Senior Vice President and Chief Financial Officer


Palladin Partners I, L.P.


By: /s/ MAURICE HRYSHKO
    ------------------------------------------------
         Maurice Hryshko

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

CTS CORPORATION

By:   /s/ VINOD M. KHILNANI
      -----------------------------------------------
     Name:  Vinod M. Khilnani
     Title:    Senior Vice President and Chief Financial Officer


Steelhead Investments, Ltd.


By:  /s/ WILLIAM E. ROSE
    -------------------------------------------------
         William E. Rose

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

CTS CORPORATION

By:   /s/ VINOD M. KHILNANI
      ------------------------------------------------
     Name:  Vinod M. Khilnani
     Title: Senior Vice President and Chief Financial Officer


Ram Trading, Ltd.


By:  /s/ JAMES R. PARK
    --------------------------------------------------
         James R. Park

                                                                    ANNEX A



                              Plan of Distribution

         The selling security holders may sell the securities from time to time on any stock exchange or automated interdealer quotation system on which the securities are listed, in the over-the-counter market, in privately negotiated transactions or otherwise, at fixed prices that may be changed, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at prices otherwise negotiated. The selling security holders may sell the securities by one or more of the following methods:

         (a) block trades in which the broker or dealer so engaged will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

         (b) purchases by a broker or dealer as principal and resale by the broker or dealer for its own account;

         (c) ordinary brokerage transactions and transactions in which the broker solicits purchases;

         (d)      privately negotiated transactions;

         (e)      short sales;

         (f)      through option or derivatives transactions; and

         (g)      any combination of any of these methods of sale.

         The selling security holders may engage brokers and dealers, and any brokers or dealers may arrange for other brokers or dealers to participate in effecting sales of the securities. These brokers, dealers or underwriters may act as principals, or as an agent of a selling security holder. Broker-dealers may agree with a selling security holder to sell a specified number of the securities at a stipulated price per security. If the broker-dealer is unable to sell securities acting as agent for a selling security holder, it may purchase as principal any unsold securities at the stipulated price. Broker-dealers who acquire securities as principals may thereafter resell the securities from time to time in transactions on any stock exchange or automated interdealer quotation system on which the securities are then listed, at prices and on terms then prevailing at the time of sale, at prices related to the then-current market price or in negotiated transactions. Broker-dealers may use block transactions and sales to and through broker-dealers, including transactions of the nature described above. The selling security holders may also sell the securities that qualify in accordance with Rule 144 under the Securities Act of 1933, as amended, rather than pursuant to this prospectus, regardless of whether the securities are covered by this prospectus.

         To the extent required under the Securities Act of 1933, as amended, the aggregate amount of selling security holders' securities being offered and the terms of the offering, the names of any agents, brokers, or dealers and any applicable commission with respect to a particular offer will be set forth in an accompanying prospectus supplement. Any dealers, brokers or agents participating in the distribution of the securities may receive compensation in the form of underwriting discounts, concessions, commissions or fees from a selling security holder and/or purchasers of selling security holders' securities, for whom they may act (which compensation as to a particular broker-dealer might be in excess of customary commissions).

         The selling security holders and any brokers, dealers or agents that participate in the distribution of the securities may be deemed to be "underwriters" within the meaning of the Securities Act of 1933, as amended, and any discounts, concessions, commissions or fees received by them and any profit on the resale of the securities sold by them may be deemed to be underwriting discounts and commissions.

         A selling security holder may enter into hedging transactions with broker-dealers and the broker-dealers may engage in short sales of the securities in the course of hedging the positions they assume with that selling security holder, including, without limitation, in connection with distributions of the securities by those broker-dealers.

         The selling security holders and other persons participating in the sale or distribution of the securities will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including Regulation M. This regulation may limit the timing of purchases and sales of any of the securities by the selling security holders and any other person. The anti-manipulation rules under the Securities Exchange Act of 1934, as amended, may apply to sales of securities in the market and to the activities of the selling security holders and their affiliates. Furthermore, Regulation M may restrict the ability of any person engaged in the distribution of the securities to engage in market-making activities with respect to the particular securities being distributed for a period of up to five business days before the distribution. These restrictions may affect the marketability of the securities and the ability of any person or entity to engage in market-making activities with respect to the securities.

         The Company has agreed to indemnify in certain circumstances the selling security holders against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The selling security holders have agreed to indemnify the Company in certain circumstances against certain liabilities, including liabilities under the Securities Act of 1933, as amended.